SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated November 24, 2008
to Prospectus Dated August 18, 2008

The following information supplements and amends the information in the Prospectus regarding Series E (Diversified Income Series) (the "Series"):

Effective November 24, 2008, the Series is changed as follows, subject to the transition phase discussed below.

The Series' name will be changed to "Series E (U.S. Intermediate Bond Series)."

The sections titled "Fund Facts," "Investment Objective" and "Principal Investment Strategies" beginning on page 6 of the Prospectus are amended substantially as follows:

FUND FACTS
Objective:	Current income
Benchmark:	Lehman Brothers Intermediate Government/Credit Index

INVESTMENT OBJECTIVE

Series E seeks to provide current income.

PRINCIPAL INVESTMENT STRATEGIES

In pursuit of its objective, the Series will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed income securities (i.e. rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager to be of comparable quality). Such fixed income securities may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. The Investment Manager will maintain a dollar-weighted average duration of 3 to 4.5 years in managing the Series' portfolio.

While the Series will invest primarily in domestic fixed income securities, it also may invest in dollar-denominated fixed income securities issued by foreign issuers. Consistent with its investment objective and principal investment strategies, the Series also may invest in debt securities that are not investment grade (also known as "high yield/high risk securities" or "junk bonds"). Although the Series primarily invests in a range of fixed-income securities, there is no limit in the amount that the Series may invest in high yield securities. Further, the Series may enter into derivative instruments such as futures contracts, options on futures contracts, options on securities, and credit derivative instruments for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing, purchasing or selling securities.

The Investment Manager uses a combination of a qualitative economic overview approach based upon several fixed income factors with a quantitative fundamental bottom-up approach in selecting asset classes and securities. The Investment Manager analyzes broad economic growth trends in the selection of duration weighting and construction and then uses rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market, capital structure, general economic factors and market conditions, as well as global market conditions.

To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Series.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed or there is a change in fundamentals; (3) if it believes diversification of the Series is compromised due to mergers or acquisitions; or (4) to meet redemption requests, among other reasons.

Under adverse market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, and money market instruments. While the Series would do so only in an attempt to avoid losses, the Series may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series of any upswing in the market.

The Series is subject to the following principal risks: interest rate risk, credit risk, credit derivatives risk, prepayment risk, mortgage-backed securities risk, market risk, equity derivatives risk, foreign securities risk, restricted securities risk and high yield securities risk. Information on these risks is available in the section titled "Principal Risks" beginning on page 16 of this prospectus.

The table under the section titled "Principal Risks" on page 16 of the Prospectus will be updated to indicate that the Series is subject to the following principal risks: Interest Rate Risk, Credit Risk, Credit Derivatives Transactions Risk, Prepayment Risk, Mortgage-Backed Securities Risk, Market Risk, Equity Derivatives Risk, Foreign Securities Risk, Restricted Securities Risk and High Yield Securities Risk.

The performance table for the Series on page 26 of the Prospectus will be updated to reflect the change of the Series' primary benchmark index to the Lehman Intermediate Government/Credit Index and the following footnote will be added at the end of the performance table to reflect the new principal investment strategies:

Effective November 24, 2008, certain changes to the Series' investment objective and principal investment strategies, became effective.

In the section titled "Portfolio Managers" beginning on page 38 of the Prospectus, all references to the Series and its current portfolio manager will be deleted to reflect the change in the portfolio management arrangements and the following information would be added under a new heading titled "Series E (Diversified Income Series):"

Daniel W. Portanova, Portfolio Manager for Series E (Diversified Income Series), has managed Series E (Diversified Income Series) since November 2008. He was previously at Nationwide Separate Accounts LLC. From 1995 to 2003, he served as Director, Senior Vice President and Treasurer of Groupama Asset Management NA. From 1993 to 1995, Mr. Portanova was a Managing Director at General Reinsurance Asset Management. From 1989 to 1993, Mr. Portanova was a taxable fixed income portfolio manager for General Reinsurance. Mr. Portanova also worked at Smith Barney, Harris, Upham Inc. from 1984 to 1989 as an Institutional Corporate Bond Trader. Mr. Portanova earned an MBA from Duke University's Fuqua School of Business and a BA in Economics from Boston College.

Transition phase: To facilitate the transition from the previous investment program of the Series to the new one, effective on or about October 20, 2008, the Investment Manager appointed, Daniel W. Portanova to serve as co-portfolio manager with Steven M. Bowser and Christopher L. Phalen, who have been the co-portfolio managers of the Series until now. Mr. Portanova is responsible for implementing the Series' new investment program after November 24, 2008. Mr. Bowser has co-managed the Series since 1997 and Mr. Phalen has co-managed the Series since 2000 (more information about each of these portfolio managers can be found in the "Investment Manager: Portfolio Managers" section of the Prospectus). Effective November 24, 2008, when the new investment program becomes effective, the transition phase will not be completed, so Mr. Bowser and Mr. Phalen will continue to serve as co-portfolio managers with Mr.  Portanova for a period of time. During the transition phase, the Series may not be invested completely in accordance with either its previous or its new principal investment strategies. Investors should also note that the transition to the Series' new principal investment strategies could result in increased costs and the realization of taxable gains or losses for the Series (which, to the extent of actual gains or losses, would ultimately be borne by shareholders). The Investment Manager will attempt to minimize these costs, but there is no guarantee that these efforts will be successful. The duration of the transition will ultimately depend on market conditions. When this transition is completed, Mr. Portanova will be the sole portfolio manager for Diversified Income.

Please Retain This Supplement for Future Reference